SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 01/25/97
                        (Date of earliest event reported)


                   Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                  (Registrant)

Date:  01/25/97

  By:
  Name Vaneta Bernard
Title: Assistant Vice President
State Street Bank and Trust Company
as Trustee

Lehman Structured Securities Corporation
Commercial Mortgage Pass-Through Certificates
Series 1996-1
Report to Certificateholders for Payment Date:              January 25, 1997

Payment Summary

                          Interest         Interest         Principal           Interest       Ending Balance
Class   CUSIP             Rate             Type             Distribution        Distribution   Factor
E-1     52518RAA4         0.0799500        Fixed            0.00458             6.59294        0.98497921
E-2     52518RAB2         0.0799500        Fixed            0.00458             6.59294        0.98497922
R       N/A               0.0000000        N/A              0.00000             0.00000        0.00000000

        Scheduled         ** Principal     Interest       Interest    Total
Class   Principal         Adjustments      Payable        Adjustments Payable
E-1     0.00              135,479.75       195,014.32     0.00        330,494.07
E-2     0.00              165,586.35       238,350.84     0.00        403,937.19
R       0.00              0.00             0.00           0.00        0.00
Total   0.00              301,066.10       433,365.16     0.00        734,431.26
** Excess Collateral Interest paid as Principal to the Underlying Certificates

                                                   Net
        Beginning     Scheduled     ** Principal   Liquidation                    Ending
Class   Balance       Principal     Adjustments    Proceeds    Curtailments       Balance
E-1     29,270,442.16 0.00          135,479.75     0.00        0.00               29,134,962.41
E-2     35,774,984.86 0.00          165,586.35     0.00        0.00               35,609,398.51
R       0.00          0.00          0.00           0.00        0.00               0.00
Total   65,045,427.02 0.00          301,066.10     0.00        0.00               64,744,360.92

                                   Optional     Net
        Scheduled     **Principal  Principal    Liquidation                      Net Principal
Class   Principal     Adjustment   Payments     Proceeds     Curtailments        Distribution
E-1     0.00          135,479.75   0.00         0.00         0.00                135,479.75
E-2     0.00          165,586.35   0.00         0.00         0.00                165,586.35
R       0.00          0.00         0.00         0.00         0.00                0.00
Total   0.00          301,066.10   0.00         0.00         0.00                301,066.10
** Excess Collateral Interest paid as Principal to the Underlying Certificates


        Interest          Interest       Interest       Net Interest
Class   Payable           Advance        Shortfall      Distribution
E-1     195,014.32        0.00           0.00           195,014.32
E-2     238,350.84        0.00           0.00           238,350.84
R       0.00              0.00           0.00           0.00
Total   433,365.16        0.00           0.00           433,365.16

                                         Optional       Net
       Scheduled       **Principal    Principal      Liquidation                  Net Principal
Class  Principal       Adjustment     Payments       Proceeds      Curtailments   Distribution
E-1     0.00000        0.00458        0.00000        0.00000       0.00000        0.00458
E-2     0.00000        0.00458        0.00000        0.00000       0.00000        0.00458
R       0.00000        0.00000        0.00000        0.00000       0.00000        0.00000
** Excess Collateral Interest paid as Principal to the Underlying Certificates

        Interest          Interest       Interest       Net Interest
Class   Payable           Advance        Shortfall      Distribution
E-1     6.59294           0.00000        0.00           6.59294
E-2     6.59294           0.00000        0.00           6.59294
R       0.00000           0.00000        0.00           0.00000
